                                                               Exhibit #: 10.21
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                              FOURTH AMENDMENT TO
                         CREDIT AND GUARANTY AGREEMENT

                                      AND

                              THIRD AMENDMENT TO
                               CREDIT AGREEMENT


                         Dated as of December 21, 1998


                                     Among

                            SPECIALTY CATALOG CORP.
                        SC CORPORATION, d/b/a SC DIRECT
                              SC PUBLISHING, INC.
                        DAXBOURNE INTERNATIONAL LIMITED

                                      and

                               BANKBOSTON, N.A.




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               FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
                                      AND
                      THIRD AMENDMENT TO CREDIT AGREEMENT

     AMENDMENT TO CREDIT AGREEMENT is entered This FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT and THIRD into as of December 21, 1998 by and among SPECIALTY CATALOG CORP., a Delaware corporation (the "Company"), SC CORPORATION, a Delaware corporation d/b/a SC DIRECT ("SC Direct"), and SC PUBLISHING, INC., a Delaware corporation ("SC Publishing") (each a "US Borrower" and collectively the "US Borrowers") and DAXBOURNE INTERNATIONAL LIMITED, (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales (the "UK Borrower") (the US Borrowers and UK Borrower each a "Borrower" and collectively, the "Borrowers") and BANKBOSTON, N.A., a national banking association (the "Bank").

                                    Recitals
                                    --------

     The Borrowers and the Bank are parties to a Credit and Guaranty Agreement dated as of March 12, 1997 (as amended, the "US Credit Agreement") and a Credit Agreement dated as of October 3, 1997 (as amended, the "UK Credit Agreement") (each a "Credit Agreement" and collectively, the "Credit Agreements") and desire to amend the Credit Agreements in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreements.

     NOW, THEREFORE, the Borrowers and the Bank hereby amend the Credit Agreements as follows:

     Section 1.  Amendment of Section 2.4.  Section 2.4 of the Credit Agreements
                 ------------------------
is hereby amended by deleting the table appearing therein and substituting therefor the following:

         Quarterly Payment Date                 Amount
         -------------------------------    -------------
         July 1, 1999-2000                     $500,000
         October 1, 1999-2000                  $500,000
         January 1, 2000-2001                  $500,000
         July 1, 2001                          $500,000
         Term Loan Maturity Date               $500,000

     Section 2.     Amendment of Section 7.1. Section 7.1 of the Credit
                    ------------------------
Agreements is hereby amended by deleting clauses (b), (c) and (d) thereof in their entirety and substituting therefor the following: "(b) 2.50-to-1.00 at October 3, 1998 and at any time thereafter but prior to January 2, 1999, (c) 3.00-to-1.00 at January 2, 1999 and at any time thereafter but prior to April 4, 1999, (d) 2.75-to-1.00 at April 4, 1999 and at any time thereafter but prior to January 1, 2000, (e) 2.50-to-1.00 at January 1, 2000 and at any time thereafter but prior to July 3, 2000 and (f) 2.00-to-1.00 at July 3, 2000 and at any time thereafter."

     Section 3.     Amendment of Section 7.2.  Section 7.2 of the Credit
                    ------------------------
Agreements is hereby amended by adding the following proviso at the end thereof:
"provided, however, that for purposes of calculating Consolidated Total Debt Service, the Company shall be presumed to have made a $500,000 principal payment of Indebtedness on January 1, 1999."

     Section 4.     Consent to Stock Repurchase.  Notwithstanding the
                    ---------------------------
provisions of Section 9.9 of the Credit Agreements, the Bank hereby consents to the Company's repurchase of common stock for an aggregate purchase price not to exceed $2,500,000 between the date hereof and December 31, 1998. The Bank hereby acknowledges that use of Revolving Credit Advances for such purpose will constitute use of the Revolving Credit Advances for corporate purposes pursuant to Section 2.11 of the Credit Agreements; provided, however, that in no event
                                          --------  -------
shall any such repurchases be made if a Default shall have occurred and continues to exist.

     Section 5.     Representations and Warranties; No Default.  The US
                    ------------------------------------------
Borrowers hereby confirm to the Bank the representations and warranties of the US Borrowers set forth in Article 5 of the US Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however that references therein to the 1996 Financial Statements shall be deemed to refer to the 1997 Financial Statements). The UK Borrower hereby confirms to the Bank the representations and warranties of the UK Borrower set forth in Article 5 of the UK Credit Agreement as amended as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Credit Agreements. The Borrowers hereby further certify that SC Licensing is not a party to any agreement other than the SC Licensing Transfer Documents.

     Section 6.     Miscellaneous.  The Borrowers agree to pay on demand all the
                    -------------
Bank's reasonable expenses in preparing, executing and delivering this Fourth Amendment to Credit and Guaranty Agreement and Third Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This Fourth Amendment to Credit and Guaranty Agreement and Third Amendment to Credit Agreement shall be a Bank Agreement under each of the Credit Agreements and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts (except to the extent it effects any amendment of the UK Credit Agreement, as to which English law shall apply).

     IN WITNESS WHEREOF, the US Borrowers, the UK Borrower and the Bank have caused this Fourth Amendment to Credit and Guaranty Agreement and Third Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                              SPECIALTY CATALOG CORP.
                              By:  /s/ Steven L. Bock
                                   -------------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  CEO

                              SC CORPORATION d/b/a SC DIRECT
                              By:  /s/ Steven L. Bock
                                   -------------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  CEO

                              SC PUBLISHING, INC.
                              By:  /s/ Steven L. Bock
                                   -------------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  CEO

                              DAXBOURNE INTERNATIONAL LIMITED
                              By:  /s/ Steven L. Bock
                                   -------------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  Director

                              By:  /s/ Richard Lipton
                                   -------------------------------------------
                                   Name:  Richard Lipton
                                   Title:  Director

                              BANKBOSTON, N.A.
                              By:  /s/ Andrew D. Stickney
                                   -------------------------------------------
                                   Name:  Andrew D. Stickney
                                   Title:  Vice President